Subsequent events	12 Months Ended
Dec. 31, 2023
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
On February 27, 2024, the Board approved the proposal to submit the 2023 financial statements of Alcon Inc. and these Consolidated Financial Statements for approval at the Annual General Meeting on May 8, 2024. Additionally on February 27, 2024, the Board proposed a dividend of CHF 0.24 per share to be approved at the same Annual General Meeting. If approved by the shareholders, the total dividend payments would amount to a maximum of approximately $137 million using the CHF/USD exchange rate as of February 21, 2024.
The Board has evaluated subsequent events as they relate to Alcon for potential recognition or disclosures from January 1, 2024 to the date of the approval of these Consolidated Financial Statements and has determined there are no additional subsequent events to be reported in these Consolidated Financial Statements.